UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 9, 2014

COLUMBIA LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10352	59-2758596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Liberty Square, Boston, Massachusetts 02109

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code

(617) 639-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 9, 2014, Columbia Laboratories, Inc. (the “Company”) issued a press release providing preliminary financial results for the fiscal quarter and fiscal year ended December 31, 2013, entitled “Columbia Laboratories Announces Preliminary Fourth Quarter and Year-End 2013 Results” (the “Press Release”). A copy of the Press Release and the related investor slide presentation are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The slide presentation may also be accessed at the Company’s website, www.columbialabs.com.

The information contained in this Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed filed for the purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of Section 18. Furthermore, the information shall not be deemed incorporated by reference into any registration statement or any other filing under the United States Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

No.	Description

99.1	Press release dated January 9, 2014 entitled “Columbia Laboratories Announces Preliminary Fourth Quarter and Year-End 2013 Results.”

99.2	Investor Slide Presentation of Columbia Laboratories, Inc. dated January 9, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA LABORATORIES, INC.

Date: January 9, 2014	By:	/s/ Jonathan B. Lloyd Jones
Jonathan B. Lloyd Jones
Vice President & Chief Financial Officer